Offerings - Offering: 1	Sep. 11, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	6.50% Notes due 2027
Amount Registered	100,000,000
Proposed Maximum Offering Price per Unit	1.02134
Maximum Aggregate Offering Price	$ 102,134,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 15,074.98